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                                 EXHIBIT 10.22

                               FIRST AMENDMENT TO

            PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS

                         BETWEEN THE CORT JOINT VENTURE

                                       AND

                     SPENCER FOUNTAIN VALLEY HOLDINGS, INC
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                      FIRST AMENDMENT TO PURCHASE AND SALE
                     AGREEMENT AND JOINT ESCROW INSTRUCTIONS

      THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS is made and entered into as of the 16th day of July, 1998, by and between WELLS DEVELOPMENT CORPORATION, a Georgia corporation ("Purchaser") and SPENCER FOUNTAIN VALLEY HOLDINGS, INC., a California corporation ("Seller").

                              W I T N E S S E T H:

      WHEREAS, the parties hereto entered into that certain PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (the "Agreement") dated as of June 12, 1998, relating to that certain property located at 10700 Spencer Avenue, Fountain Valley, California and being more particularly described therein; and

      WHEREAS, the parties desire to amend certain provisions of the Agreement;

      NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein set forth, and other good and valuable consideration the receipt, adequacy and sufficiency of which are hereby expressly acknowledged by the parties hereto, Seller and Purchaser do hereby covenant and agree as follows:

      1. The "Feasibility Period" as defined in Section 7 of the Agreement shall be deemed to mean the period ending on July 27, 1998. July 27, 1998, shall be the "Feasibility Date" and July 30, 1998, shall be the "Closing Deadline", as said terms are defined in the Agreement.

      2. Purchaser is in the process of obtaining an ALTA survey of the Property (the "Survey"). Purchaser anticipates the receipt of an appraisal (the "Appraisal") momentarily and an environmental report (the "Environmental Report" on July 20, 1998. Further, Purchaser has not received an executed tenant estoppel (the "Tenant Estoppel"). Other than items which may be disclosed by the Survey, Appraisal, Environmental Report, or Tenant Estoppel (all of which Purchaser reserves the right to review and have its lender review and make objections based thereon), Purchaser acknowledges that it has approved all of the Purchaser's approval items set forth in Section 8 of the agreement except for subparagraph 8(c) and 8(d) thereof.

      3. Except as expressly modified by the terms and conditions hereof, the terms and conditions of the Agreement shall remain unchanged and in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by duly authorized representatives as of the day, month and year first above written.

                        "PURCHASER":

                        WELLS DEVELOPMENT CORPORATION, a Georgia corporation


                        By: /s/ Michael C. Berndt
                           --------------------------------
                        Title: VP
                              -----------------------------

                        "SELLER":

                        SPENCER FOUNTAIN VALLEY HOLDINGS, INC.


                        By:
                           --------------------------------
                           John I. Kocmur, Vice President


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